UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2007

Wellstar International, Inc.

 (Exact name of registrant as specified in charter)

Nevada	333-130295	20-1834908
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

   6911 Pilliod Road
Holland, Ohio 43528
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (419) 865-0069

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement

On September 27, 2007, Wellstar International, Inc.’s (the “Company”) wholly-owned subsidiary, Trillennium Medical Imaging, Inc. (“Trillennium”), terminated its Limited Technology License Agreement dated June 29, 2007 (the “Agreement”) with Maclath Ltda. (“Licensee”), a Costa Rican corporation.  In accordance with Section 13.2 of the Agreement, on September 27, 2007, Trillenium served a notice of default on Licensee terminating the Agreement.  A copy of the Agreement and a Copy of the Notice of Default are annexed as Exhibits hereto.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description
10.1	Limited Technology License Agreement dated July 9th, 2007, by and between Trillennium Medical Imaging, Inc. and Maclath Ltda.

10.2	Notice of Default dated September 27,2007 sent by Trillennium Medical Imaging, Inc. to Maclath Ltda.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLSTAR INTERNATIONAL, INC.

Date: March 19, 2009	By:	/s/ John Antonio
Name: John Antonio
President and Chief Executive Officer,